UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

SciClone Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This Filing consists of:

1.	Letter to Customer, sent by SciClone Pharmaceuticals, Inc. on June 8, 2017

2.	Letter to Supplier, sent by SciClone Pharmaceuticals, Inc. on June 8, 2017

3.	Letter to Distributor, sent by SciClone Pharmaceuticals, Inc. on June 8, 2017

4.	Letter to License Partner, sent by SciClone Pharmaceuticals, Inc. on June 8, 2017

June 8, 2017

To:	Our Valued Customer

From:	Friedhelm Blobel, Ph.D.
President and Chief Executive Officer

Dear Valued Customer,

I am very pleased to share an important milestone in the history of SciClone. Earlier today, we announced that SciClone Pharmaceuticals, Inc. (Nasdaq: SCLN) has entered into a definitive agreement to be acquired by a consortium consisting of entities affiliated with GL Capital Management GP Limited, Bank of China Group Investment Limited, CDH Investments, Ascendent Capital Partners and Boying (collectively, the “Buyer Consortium”). A copy of our press release is attached.

Established in 2010, GL Capital is a Greater China healthcare-focused, value-driven investment management group. Since inception, GL Capital has developed a reputation as the partner-of-choice for leading healthcare companies and demonstrated capability to add value to its portfolio companies.

We believe that SciClone has reached the stage where its long-term future and strategic path forward can best be realized as part of a larger corporate entity based in and managed from China. We believe that this agreement represents the best alternative for stockholders to realize near-term cash value and to avoid the potential volatility and uncertainties of the evolving China pharmaceuticals market. We are proud of the company we have built, and believe that the Buyer Consortium is best positioned to continue growing the business, compete more effectively and invest the necessary resources to further serve our customers and provide high quality medicines to patients. We want to express our deep appreciation to our partners, collaborators and customers like you. We are pleased to be able to provide near-term value to our stockholders while ensuring the long-term future of the Company.

We expect the transaction to close this calendar year, subject to shareholder and various regulatory approvals and other customary closing conditions. We will continue to operate on a business as usual basis in the interim. After the transaction closes, we don’t anticipate significant changes to our China management team, and any transitions we do undertake over time will be transparent to you. Our commitment to customer service and sales compliance will remain our number one priority.

Should you have any questions, please feel free to contact me directly or Hong Zhao, our CEO China Operations.

Sincerely,

/s/ Friedhelm Blobel

Friedhelm Blobel, Ph.D.

President and Chief Executive Officer

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company or the solicitation of any vote or approval. This communication is being made in respect of the proposed merger transaction involving the Company and the Buyer Consortium. The proposed merger of the Company will be submitted to the stockholders of the Company for their consideration. In connection therewith, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a definitive proxy statement. However, such documents are not currently available. The definitive proxy statement will be mailed to the stockholders of the Company. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at www.sciclone.com under the heading “SEC Filings” in the “Investors and Media” portion of the Company’s website. Stockholders of the Company may also obtain a free copy of the definitive proxy statement and any filings with the SEC that are incorporated by reference in the definitive proxy statement by contacting the Company’s Investor Relations Department at (650) 358-1447.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants under SEC rules in the solicitation of proxies from the Company’s stockholders in favor of the proposed transaction. Information about the Company’s directors and executive officers and their interests in the solicitation, which may, in some cases, differ from those of the Company’s stockholders generally, will be included in the proxy statement to be filed with the SEC in connection with the proposed transaction. Additional information about these directors and executive officers is available in the Company’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2017, and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on March 9, 2017. To the extent that holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts printed in the latest proxy statement or Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC

June 8, 2017

To:	Our Valued Supplier

From:	Friedhelm Blobel, Ph.D.
President and Chief Executive Officer

Dear Valued Supplier,

I am very pleased to share an important milestone in the history of SciClone. Earlier today, we announced that SciClone Pharmaceuticals, Inc. (Nasdaq: SCLN) has entered into a definitive agreement to be acquired by a consortium consisting of entities affiliated with GL Capital Management GP Limited, Bank of China Group Investment Limited, CDH Investments, Ascendent Capital Partners and Boying (collectively, the “Buyer Consortium”). A copy of our press release is attached.

Established in 2010, GL Capital is a Greater China healthcare-focused, value-driven investment management group. Since inception, GL Capital has developed a reputation as the partner-of-choice for leading healthcare companies and demonstrated capability to add value to its portfolio companies.

We believe that SciClone has reached the stage where its long-term future and strategic path forward can best be realized as part of a larger corporate entity based in and managed from China. We believe that this agreement represents the best alternative for stockholders to realize near-term cash value and to avoid the potential volatility and uncertainties of the evolving China pharmaceuticals market. We are proud of the company we have built, and believe that the Buyer Consortium is best positioned to continue growing the business, compete more effectively and invest the necessary resources to further serve our customers and provide high quality medicines to patients. We want to express our deep appreciation to our partners, collaborators and suppliers like you. We are pleased to be able to provide near-term value to our stockholders while ensuring the long-term future of the Company.

We expect the transaction to close this calendar year, subject to shareholder and various regulatory approvals and other customary closing conditions. We will continue to operate on a business as usual basis in the interim. After the transaction closes, we don’t anticipate significant changes to our China management team. In the event that there are changes in your contacts with SciClone regarding orders or supply chain, we will notify you accordingly.

Should you have any questions, please feel free to contact me directly or Hong Zhao, our CEO China Operations.

Sincerely,

/s/ Friedhelm Blobel

Friedhelm Blobel, Ph.D.

President and Chief Executive Officer

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company or the solicitation of any vote or approval. This communication is being made in respect of the proposed merger transaction involving the Company and the Buyer Consortium. The proposed merger of the Company will be submitted to the stockholders of the Company for their consideration. In connection therewith, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a definitive proxy statement. However, such documents are not currently available. The definitive proxy statement will be mailed to the stockholders of the Company. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at www.sciclone.com under the heading “SEC Filings” in the “Investors and Media” portion of the Company’s website. Stockholders of the Company may also obtain a free copy of the definitive proxy statement and any filings with the SEC that are incorporated by reference in the definitive proxy statement by contacting the Company’s Investor Relations Department at (650) 358-1447.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants under SEC rules in the solicitation of proxies from the Company’s stockholders in favor of the proposed transaction. Information about the Company’s directors and executive officers and their interests in the solicitation, which may, in some cases, differ from those of the Company’s stockholders generally, will be included in the proxy statement to be filed with the SEC in connection with the proposed transaction. Additional information about these directors and executive officers is available in the Company’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2017, and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on March 9, 2017. To the extent that holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts printed in the latest proxy statement or Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

June 8, 2017

To:	Our Valued Distributor

From:	Friedhelm Blobel, Ph.D.
President and Chief Executive Officer

Dear Valued Distributor,

I am very pleased to share an important milestone in the history of SciClone. Earlier today, we announced that SciClone Pharmaceuticals, Inc. (Nasdaq: SCLN) has entered into a definitive agreement to be acquired by a consortium consisting of entities affiliated with GL Capital Management GP Limited, Bank of China Group Investment Limited, CDH Investments, Ascendent Capital Partners and Boying (collectively, the “Buyer Consortium”). A copy of our press release is attached.

Established in 2010, GL Capital is a Greater China healthcare-focused, value-driven investment management group. Since inception, GL Capital has developed a reputation as the partner-of-choice for leading healthcare companies and demonstrated capability to add value to its portfolio companies.

We believe that SciClone has reached the stage where its long-term future and strategic path forward can best be realized as part of a larger corporate entity based in and managed from China. We believe that this agreement represents the best alternative for stockholders to realize near-term cash value and to avoid the potential volatility and uncertainties of the evolving China pharmaceuticals market. We are proud of the company we have built, and believe that the Buyer Consortium is best positioned to continue growing the business, compete more effectively and invest the necessary resources to further serve our customers and provide high quality medicines to patients. We want to express our deep appreciation to our partners, collaborators and customers like you. We are pleased to be able to provide near-term value to our stockholders while ensuring the long-term future of the Company.

We expect the transaction to close this calendar year, subject to shareholder and various regulatory approvals and other customary closing conditions. We will continue to operate on a business as usual basis in the interim. After the transaction closes, we don’t anticipate significant changes to our China and Hong Kong management teams. and any transitions we do undertake over time will be transparent to you. Our commitment to customer service, sales compliance and highest product quality will remain our number one priority.

Should you have any questions, please feel free to contact me directly or Emil Lai, our manager in Hong Kong responsible for all regions outside of China.

Sincerely,

/s/ Friedhelm Blobel

Friedhelm Blobel, Ph.D.

President and Chief Executive Officer

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company or the solicitation of any vote or approval. This communication is being made in respect of the proposed merger transaction involving the Company and the Buyer Consortium. The proposed merger of the Company will be submitted to the stockholders of the Company for their consideration. In connection therewith, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a definitive proxy statement. However, such documents are not currently available. The definitive proxy statement will be mailed to the stockholders of the Company. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at www.sciclone.com under the heading “SEC Filings” in the “Investors and Media” portion of the Company’s website. Stockholders of the Company may also obtain a free copy of the definitive proxy statement and any filings with the SEC that are incorporated by reference in the definitive proxy statement by contacting the Company’s Investor Relations Department at (650) 358-1447.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants under SEC rules in the solicitation of proxies from the Company’s stockholders in favor of the proposed transaction. Information about the Company’s directors and executive officers and their interests in the solicitation, which may, in some cases, differ from those of the Company’s stockholders generally, will be included in the proxy statement to be filed with the SEC in connection with the proposed transaction. Additional information about these directors and executive officers is available in the Company’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2017, and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on March 9, 2017. To the extent that holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts printed in the latest proxy statement or Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

June 8, 2017

To:	Our Valued License Partner

From:	Friedhelm Blobel, Ph.D.
President and Chief Executive Officer

Dear Valued License Partner,

I am very pleased to share an important milestone in the history of SciClone. Earlier today, we announced that SciClone Pharmaceuticals, Inc. (Nasdaq: SCLN) has entered into a definitive agreement to be acquired by a consortium consisting of entities affiliated with GL Capital Management GP Limited, Bank of China Group Investment Limited, CDH Investments, Ascendent Capital Partners and Boying (collectively, the “Buyer Consortium”). A copy of our press release is attached.

Established in 2010, GL Capital is a Greater China healthcare-focused, value-driven investment management group. Since inception, GL Capital has developed a reputation as the partner-of-choice for leading healthcare companies and demonstrated capability to add value to its portfolio companies.

We believe that SciClone has reached the stage where its long-term future and strategic path forward can best be realized as part of a larger corporate entity based in and managed from China. We believe that this agreement represents the best alternative for stockholders to realize near-term cash value and to avoid the potential volatility and uncertainties of the evolving China pharmaceuticals market. We are proud of the company we have built, and believe that the Buyer Consortium is best positioned to continue growing the business, compete more effectively and invest the necessary resources to further serve our customers and provide high quality medicines to patients. We want to express our deep appreciation to our partners, collaborators and customers like you. We are pleased to be able to provide near-term value to our stockholders while ensuring the long-term future of the Company.

We expect the transaction to close this calendar year, subject to shareholder and various regulatory approvals and other customary closing conditions. We will continue to operate on a business as usual basis in the interim. After the transaction closes, we don’t anticipate significant changes to our teams involved including the China management team who are managing communication between our both companies through the Joint Steering Committee as well as our joint development project. Any transitions we do undertake over time will be transparent to you. Our commitment to efficient and successful development towards the goal of early market introduction will remain our number one priority.

Should you have any questions, please feel free to contact me directly or Hong Zhao, our CEO China Operations.

Sincerely,

/s/ Friedhelm Blobel

Friedhelm Blobel, Ph.D.

President and Chief Executive Officer

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company or the solicitation of any vote or approval. This communication is being made in respect of the proposed merger transaction involving the Company and the Buyer Consortium. The proposed merger of the Company will be submitted to the stockholders of the Company for their consideration. In connection therewith, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a definitive proxy statement. However, such documents are not currently available. The definitive proxy statement will be mailed to the stockholders of the Company. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at www.sciclone.com under the heading “SEC Filings” in the “Investors and Media” portion of the Company’s website. Stockholders of the Company may also obtain a free copy of the definitive proxy statement and any filings with the SEC that are incorporated by reference in the definitive proxy statement by contacting the Company’s Investor Relations Department at (650) 358-1447.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants under SEC rules in the solicitation of proxies from the Company’s stockholders in favor of the proposed transaction. Information about the Company’s directors and executive officers and their interests in the solicitation, which may, in some cases, differ from those of the Company’s stockholders generally, will be included in the proxy statement to be filed with the SEC in connection with the proposed transaction. Additional information about these directors and executive officers is available in the Company’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2017, and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on March 9, 2017. To the extent that holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts printed in the latest proxy statement or Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.